UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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[ ] Preliminary Proxy Statement	[ ] Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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SHOAL GAMES LTD.

(Name of Registrant as Specified In Its Charter)

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September 20, 2017

Dear Stockholder:

2016 was a pivotal year for Shoal Games Ltd.  We launched, marketed, and monetized both Trophy Bingo and Garfield's Bingo to the greatest possible extent.  The games have hundreds of thousands of downloads and generated considerable revenue for the Company.  However, we were unable to achieve wide global distribution with these bingo games.  Therefore, we made a strategic pivot with our business strategy.  With the understanding that the greatest challenge is distribution, we designed a platform, instead of a single app, as our next product.  The Rooplay project began in Q3 2016 and we believe will result in considerable success for the Company.

Rooplay is a "Netflix of Games" for children and families.  The children's segment of the market represents billions of app downloads globally per year. In 2016, Netflix reported that 50% of its then 75 million subscribers engaged with the children's content on a monthly basis. Outfit 7, an app developer for children, recently sold for $1 Billion USD and had recorded more than 5 billion downloads of its apps globally. The children's market is massive and Rooplay offers a unique benefit that solves a global problem.

We built Rooplay for kids because kids want a lot of games and they're incapable of finding suitable games for themselves. Further, even if a parent curate's games for their child what they will find are poor quality games that are stuffed with ads. Further, the game won't be interesting for long because kids tire quickly of games. Rooplay has no ads, no outbound links, and an endless supply of fun games. Rooplay is already working, but as the platform becomes populated with hundreds of exclusive Rooplay Original games (2018), we believe it will be the #1 destination for family entertainment and educational games globally. There is no system in existence like Rooplay.

Rooplay, just like Netflix, is full of brands.  We have licensed Garfield, Moomin, and Mr. Men & Little Miss and have on-going negotiations with many more.  Each brand helps us to generate new customers and new distribution partnerships.  Brand licenses create trust, instant recognition, instant consumer demand, and powerful commercial partners, including the brand owners themselves, who are motivated to help us succeed.  Each children's brand has a different audience and different regions of the world where they are most recognized. As we are pursuing a global strategy with Rooplay, it's important that we have brands under license that appeal to all ages, all families, and in all regions of the world.

While games have historically been for entertainment, it's increasingly common that games can be used for education. In fact, according to The Games & Learning Organization, 48% of teachers report that games are now part of their classroom lessons.  Rooplay offers games for entertainment and education because we believe that learning should be fun. We've begun a new series of games called "Learn English with Garfield" which we believe will become a global hit. Garfield is one of the most popular characters for all ages in China, Brazil, Mexico, and many other regions of the world.  It's important to have a large pipeline of new game content to provide to your distribution partners.  Therefore, we are building systems and preparing our staff to build as many as 20 new games per month should our resources allow for this level of production.

The biggest challenge facing mobile developers is distribution. With single apps or games, you cannot partner for distribution because customers of single apps are only engaged for the short-term.  With a platform, you are creating long-term customers and therefore can partner with any commercial entity that would like to offer your platform to its customers in exchange for a share of the recurring monthly revenue.  Platforms like Spotify, Netflix, and Rooplay have long-term value because the owners are constantly adding new content and the subscribers always have a reason to come back to try what's new.  We are partnering with media companies, website owners, YouTube channels, mobile carriers, and many more types of distribution partners.  One of our first partnerships is with IMImobile that delivers a content platform to mobile networks such as MTN, Vodafone, and AT&T.  Rooplay games are available on the IMImobile platform via the MTN mobile carrier network which services more than 200 million customer accounts.

We successfully closed a financing of CAD$1,045,000 in June, 2017 and we are actively raising more cash to support our strategy.  Launched in May 2017, the Rooplay platform has 500 licensed games and 12 exclusive games produced by Shoal Games titled "Rooplay Originals".  Rooplay is live in 27 languages and because it's a unique platform that offers revenue share opportunities to distribution partners, we're already live on foreign platforms today and have dozens of more opportunities in negotiation.  We are confident in our belief that Rooplay will deliver significant returns to the Company and our investors.

Whilst hurricane Irma did considerable damage throughout the Caribbean and Anguilla, no major damage was done to the Shoal Games corporate headquarters.  While no Shoal Games assets were impacted by the storm, the Company would like to express sympathy for all those that have sustained damage from the hurricane in the past week. We would also like to thank you, our shareholders, for your long standing patience and belief in Shoal Games.

I am pleased to invite you to the Annual Meeting of Stockholders (the "Annual Meeting") of Shoal Games Ltd. The Annual Meeting will be held on Wednesday November 1, 2017, starting at 11:00 a.m., Anguillian Time, at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies.

Important information concerning the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The business to be conducted at the Annual Meeting includes fixing the number of directors; the election of our directors; ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors for the Company for the 2017 fiscal year; Ratification and confirmation of the 2017 Stock Option Plan and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on September 20, 2017, as the record date for determining those stockholders who are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important. Registered stockholders can vote their shares by mailing back the accompanying proxy card or voting electronically. Voting by proxy will ensure your representation at the Annual Meeting if you do not attend in person. Mailing your completed proxy card or voting online will not prevent you from voting in person at the Annual Meeting if you wish to do so.

A copy of our Annual Report on Form 10-K and Audited Financial Statements for the year ended December 31, 2016, is included in this mailing to all stockholders entitled to notice and to vote at the Annual Meeting or is available on the Company's website at http://investor.shoalgames.com.

Sincerely yours,

/s/ "J. M. Williams"

J. M. Williams

President and Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the Annual Meeting (the "Meeting") of the stockholders of Shoal Games Ltd. (the "Company") will be held at 11:00 a.m. (local time in Anguilla, British West Indies) on Wednesday November 1, 2017, in the Boardroom of the Shoal Games Anguilla office, located at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies, for the following purposes:

1.        To fix the numbers of directors to be elected at the meeting;

2.        To elect members to our Board of Directors to serve for the ensuing year;

3.        To appoint auditors for the Company for the ensuing financial year and to authorize the directors to fix the remuneration to be paid to the auditors;

4.        To consider, and if thought fit, ratify and approve, by an ordinary resolution, the Company's 10% rolling stock option plan as more particularly set out in the accompanying information circular; and

5.        To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and a form of Proxy.

The enclosed Proxy is solicited by management of the Company and shareholders may amend it, if desired, by inserting in the space provided, an individual designated to act as proxy holder at the Meeting. The holders of Common Stock of the Company of record at the close of business on September 20, 2017, will be entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person.  However, to assure your representation at the Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  Any stockholder attending the Meeting may vote in person even if the stockholder has returned a proxy card.

Internet availability of proxy materials.

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 2016, will be available on the Company's website at http://investor.shoalgames.com beginning on the first day these materials are mailed to shareholders which is anticipated to be September 26, 2017.

Notice Regarding the Availability of Proxy Materials

We have adopted the "notice and access" rule of the U.S. Securities and Exchange Commission (the "SEC"). As a result, we furnish proxy materials primarily via the Internet instead of mailing a printed copy of the proxy materials. Stockholders will receive a Notice of Internet Availability of Proxy Materials (the "Notice") by mail which provides the website and other information on how to access and review the Proxy Statement and proxy materials over the Internet at the Company's website at http://investor.shoalgames.com. The Notice will be mailed on or about September 26, 2017. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

As of the date of the mailing of the Notice, stockholders will be able to access all of the proxy materials over the Internet at the Company's website at http://investor.shoalgames.com, as instructed in the Notice. The proxy materials will be available free of charge. The materials on the site are searchable, readable and printable and the site does not have "cookies" or other tracking devices that identify visitors. The Notice will provide instructions on how to vote over the Internet or by phone.

If you received a Notice and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.

DATED at Anguilla, British West Indies, this 20th day of September 2017.

BY ORDER OF THE BOARD

/s/ "J. M. Williams" J. M. Williams, President & CEO

SHOAL GAMES LTD.

Ground Floor, Hansa Bank Building, Landsome Road,

AI 2640, The Valley

Anguilla, B.W.I.

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of SHOAL GAMES LTD. (the "Company") in connection with the solicitation of proxies for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Wednesday November 1, 2017, in the Boardroom of the Company's Anguillian office located at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies, at 11:00 am. (Anguillian time). Form 10-K was made available to shareholders electronically via filing on EDGAR on March 31, 2017.

The enclosed Proxy is solicited by and on behalf of the board of directors of the Company, with the cost of solicitation borne by the Company. Directors and officers of the Company may make solicitation. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held. Shareholders are not entitled to cumulate their votes.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about September 26, 2017.

Record Date and Voting Rights

The record date for determination of shareholders who are entitled to notice of and to vote at the Annual Meeting is September 20, 2017.

Our authorized capital stock consists of an unlimited number of common stock without par value (the "Common Stock"). As of September 20, 2017, there were 62,032,097 shares of Common Stock issued and outstanding.  Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

Quorum and Votes Required for Approval.

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum entitled to conduct business at the Annual Meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the Annual Meeting. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but not voted on a matter. Directors are elected by plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

Interest of Insiders in Material Transactions

Pendinas Ltd. is the largest single shareholder in the Company holding 43.51% of the share capital of the Company with 26,987,999 directly owned shares. Pendinas Ltd. wholly owned by Mr. G. R. Williams, a resident of the Isle of Mann.  Mr. G. R. Williams is not related to either Mr. T.M Williams or Mr. J. M. Williams.

T. M. Williams, is presently a director and the Executive Chairman of the Company and is a potential beneficiary of several discretionary trusts that hold approximately 80% of Bingo, Inc.  If Mr. T. M. Williams were to receive all the derivative securities to which he were entitled under the trust his total ownership in the Company would be 16,922,281 directly owned shares and 2,877,465 shares directly owned by Bingo, Inc.  It is Mr. T. M. Williams, should he be re-elected, intention to remain as Executive Chairman of the Company.

Mr. J. M. Williams is the son of Mr. T. M. Williams. Mr. J. M. Williams total ownership in the Company is 408,200 directly owned shares. Mr. J. M. Williams is the President and CEO of the Company.  It is the intention of the Board, should they be re-elected, to re-appoint Mr. J. M. Williams as President and CEO of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

BUSINESS OF THE MEETING

There are four matters being presented for consideration by the shareholders at the Annual Meeting: the election of our Directors; to fix the number of Directors for the upcoming year; the approval of the ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors for the Company for the 2017 fiscal year; the ratification of the Company's existing rolling stock option plan and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

The Company's Articles of Incorporation provide for a minimum of two and a maximum of seven directors.  The size of the board of directors is currently four.  Subject to the Articles of Incorporation, the Company's Bylaws ("Bylaws") provide that the number of directors shall be increased or decreased from time to time by resolution of the board of directors or the shareholders.  Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently two executive directors of the Company, each of which has agreed to stand for re-election.  The current board of directors has nominated two additional non executive directors, each of which has agreed to stand for election.

Information with Respect to Nominees

The following table lists the persons nominated by the board of directors for election as directors and also lists certain information with respect to those persons.

Nominee and Address	Age	Director Since	Principal Occupation of Director	Ownership (1)
Executive Directors
Tarrnie Williams Vancouver, B.C., Canada	76	September, 2001	Executive Chairman (6)	20,099,746 (2)	30.80%
Jason Williams London, United Kingdom	41	July, 2007	President, Chief Executive Officer (6)(7) (8)	608,200 (3)	0.93%
Non Executive Directors
Fiona Curtis Little Harbour, Anguilla	51	June, 2009	Non Executive Director (6) (8)	150,000 (4)	0.23%
William Moore Clare, United Kingdom	49	November, 2015	Non Executive Director (6) (7)	100,000 (5)	0.15%

(1) The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from September 20, 2017, upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from September 20, 2017, are exercised, for the purpose of computing percentage ownership.

(2) Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, (which options are exercisable presently or within 60 days) and 200,000 share purchase warrants exercisable into one common share of the Company with an exercise price of CAD$0.55 per share for the first six months following closing and CAD$0.65 per share for the period which is 7-12 months following closing and 16,922,281 shares held directly by Mr. T. M. Williams.  Mr. T. M. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo, Inc.  If Mr. T. M. Williams were to receive all the derivative securities to which he were potentially entitled under the trust his total ownership in the Company would be an additional 2,877,465 shares directly owned by Bingo, Inc. which would represent 30.80% of the Class.

(3) Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, (which options are exercisable presently or within 60 days) and 100,000 share purchase warrants exercisable into one common share of the Company with an exercise price of CAD$0.55 per share for the first six months following closing and CAD$0.65 per share for the period which is 7-12 months following closing and 408,200 shares held directly by Mr. J. M. Williams. Mr. J. M. Williams is the son of Mr. T. M. Williams.

(4) Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, (which options are exercisable presently or within 60 days) and 50,000 shares held directly by Ms. F. Curtis

(5) Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, (which options are exercisable presently or within 60 days) and nil shares held directly by Mr. W. Moore.

(6) Member of Audit Committee

(7) Member of Corporate Governance and Nominating Committee

(8) Member of Compensation Committee

Background of Nominees and Proposed Position in the Company (1)

Tryon (Tarrnie) M. Williams - Executive Chairman,

Mr. Williams has served as President, Chief Executive Officer and Chairman of the Issuer and its parent corporation from August 20, 2001 until June 16, 2011. Since June 16, 2011, Mr. Williams has served as the Executive Chairman of the Issuer. Since 1984, Mr. Williams has served as a principal of T.M. Williams (ROW), Inc., a private consulting firm, and from 1993 until 2008, was Adjunct Professor, Faculty of Commerce and Business Administration at the University of British Columbia. From 1988 to 1991, he was President and Chief Executive Officer of Distinctive Software, Inc. in Vancouver, BC, and, upon the acquisition of that company by Electronic Arts Inc., North America's largest developer of entertainment software, he became President and Chief Executive Officer of Electronic Arts (Canada) Inc., where he continued until 1993. From 1995 to 2012, Mr. Williams was a director of YM Biosciences, Inc., a biotechnology company, until its acquisition by Gilead Sciences, Inc. In addition, he is a director of several other private corporations.

Jason Williams - Chief Executive Officer, President and Member of the Board of Directors,

Mr. Jason M. Williams served as Vice President, Business Development and Marketing Director for the Issuer and its parent corporation from September 2001 until June 16, 2011. Mr. J.M. Williams has been a director of the Issuer since July 26, 2007. Since June 16, 2011, Mr. J. M. Williams has served as the President and Chief Executive Officer of the Issuer. Prior to his employment with the Issuer, he was a Business Analyst with Blue Zone Inc. (a technology company) and RBC Dominion Securities. Mr. J. M. Williams has a bachelor of Commerce degree from the University of Victoria and a Masters of Business Administration degree from the University of Warwick. Mr. J. M. Williams is the son of Mr. T. M. Williams, the Issuer's Executive Chairman.

Fiona Curtis - Non Executive Director

Ms. F. Curtis has served as a director of the Issuer since June 10, 2009. She has served as Compliance Officer and General Corporate Secretary for Counsel Limited, an Anguillian financial services corporation, since 2006. Ms. Curtis has been working in the financial services industry since 1990. She started at the brokerage firm, Burns Fry, in Toronto (now Nesbitt Burns, Bank of Montreal). She completed her Canadian Securities Course and became a licensed Securities Broker in 1992. She was educated in England, and attended the University of Toronto, Canada for her undergraduate degree. Ms. Curtis's MBA in Finance & International Affairs was granted by the Rotman School of Business, University of Toronto.

William Moore - Non Executive Director

Mr. W. G. Moore brings 28 years experience in sector leading entertainment businesses to Shoal Games Ltd. He has a track record in corporate strategy, corporate finance, investor relations, business model innovation and leading complex multi-stakeholder projects. After a decade leading global projects for Virgin EMI and Polygram he spent 16 years as a media and entertainment management consultant including leading an international management consultancy. Will holds a 1st class MBA from Henley Business School with a distinction for his thesis on 'business model innovation in technology start-ups'. He is Chief Executive Officer of 50cc Games Ltd. & Nodding Frog Limited and Non-Exec Director to a small portfolio of technology businesses.

(1) It is Mr. T. M. Williams intention, should he be re-elected, to remain as Executive Chairman of the Company.  It is the intention of the Board, should they be re-elected, to re-appoint Mr. Jason M. Williams as President and CEO of the Company.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

The Company has retained the firm of Davidson & Company LLP, Chartered Accountants, as independent auditor of the Company for the fiscal year ending December 31, 2017. Davidson & Company LLP, Chartered Accountants have been engaged as the Company's independent auditors since February 4, 2010. There were no disputes or disagreements between Davidson & Company LLP, Chartered Accountants and the Company during the previous three fiscal years on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Davidson & Company LLP, Chartered Accountants would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

During the Company's most recent fiscal year ending December 31, 2016, there have been no reportable events with Davidson & Company LLP, Chartered Accountants, required to be disclosed by Item 304(a) (1) (v) of Regulation S-K of the SEC.

The Company does not expect a representative of Davidson & Company LLP, Chartered Accountants, to be present at the Annual Meeting and as such, they will not be available at the meeting to respond to questions.

Ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as the Company's independent auditors for 2017 requires that the votes cast in favor of this matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for this matter.

Disclosure of Auditor Fees

Audit Fees: Fees paid or to be paid to Davidson & Company LLP, Chartered Accountants, in connection with the audit of the Company's annual financial statements for the year ended December 31, 2016, and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2016, totaled approximately $39,111 (2015 - $49,814).

Financial Information Systems Design and Implementation Fees:

The Company did not engage Davidson & Company LLP, Chartered Accountants to provide services to the Company regarding financial information systems design and implementation during the year ended December 31, 2016.

All Other Fees:

Fees paid to Davidson & Company LLP, Chartered Accountants and Dohan and Company, P.A., CPA.'s by the Company during the year ended December 31, 2016, for tax advisory and other consultation services were $nil (2015 - $nil).

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the appointment of the Independent Auditors and to authorize the directors to fix the remuneration payable to the auditor.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY, CHARTERED ACCOUNTANTS AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2017.

PROPOSAL NO. 3 - RATIFICATION OF EXISTING ROLLING 2015 STOCK OPTION PLAN

Stock Option Plan

The stock-based compensation program provides stock options that create a direct link between executive rewards and enhanced shareholder value since the full benefit of this compensation element cannot be realized unless stock appreciation occurs over a number of years.

In the year ended December 31, 2015, the 1999, 2001 and 2005 Stock Option Plans were discontinued and replaced with the 2015 Stock Option Plan.

The Company currently has in place a 10% "rolling" stock option plan (the "2015 Plan") which was implemented by the Company on completion of its listing on Tier 2 of the TSX Venture Exchange effective July 2, 2015.  Pursuant to the policies of the TSX Venture Exchange ("TSX-V"), shareholders are required to approve on a yearly basis "rolling" stock option plans.  The 2015 Plan complies with the requirements of the TSX-V's Policy 4.4.  Under the 2015 Plan, the Company may grant stock options pursuant to which common shares may be purchased by directors, officers, employees and contractors of the Company up to a maximum of 10% of the issued and outstanding capital of the Company.

The Plan was established to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company.  The Plan is administered by the board of directors of the Company and subject to regulatory requirements, it may be amended by the board of directors of the Company without further shareholder approval.  A copy of the 2015 Plan is attached as Schedule "B" to this information circular.

The following table sets forth details of all exercises of options granted under the Stock Option Plans during the financial year of the Company ended December 31, 2016, by each of the Named Executive Officers and the value as at December 31, 2016, of unexercised options granted under the Stock Option Plans on an aggregate basis:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Options at Year End Exercisable / Unexercisable (1)	Value of Options at Year End Exercisable / Unexercisable
T. M. Williams	Nil	Nil	100,000/nil	$nil /$nil
J. M. Williams	Nil	Nil	100,000/nil	$nil /$nil
H. W. Bromley	Nil	Nil	100,000/nil	$nil /$nil

(1)       On December 31, 2016, the closing price of Common Stock on the Over the Counter Markets - The Venture Marketplace ("OTCQB") operated by OTC Markets Group Inc. (http://www.otcmarkets.com/) under the symbol "BNGOF", was $0.38.  For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be in-the-money and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Repricing of Options

During the fiscal year ended December 31, 2016, there was no repricing of options granted to any of the optionees under the Company's Stock Option Plans.

Securities Authorized for Issuance under Equity Compensation Plans

During the year ended December 31, 2016, there were 1,010,000 options with an exercise price of CAD$0.54 (approximately $0.42) per share granted. As of the date hereof, there are 905,000 options outstanding.

Ratification and confirmation of 2015 Stock Option Plan

At the Meeting, shareholders will be asked to consider and, if though fit, to pass, with or without modification, the following ordinary resolution:

"RESOLVED, as an ordinary resolution, that:

1.      the Company's 2015 Plan be ratified, confirmed and approved, including reserving for issuance under the 2015 Plan at any time of a maximum of 10% of the issued and outstanding common shares of the Company;

2.      the Company is authorized to grant stock options pursuant to and subject to the terms and conditions of the 2015 Plan to qualified directors, officers, employees and consultants or management company employees of the Company, or any affiliate of the Company; and

3.      any one director or officer of the Company, for and on behalf of the Company, be and is hereby authorized to execute and deliver all documents and instruments and take all such other actions as may be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents and instruments and the taking of any such actions."

An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION AND CONFRIMATION OF THE 2015 STOCK OPTION PLAN.

Stock Performance Graph

The following graph compares the cumulative shareholder return of the common shares of the Company for the year ended December 31, 2016, with the cumulative total return of the S&P & Nasdaq Composite Total Return Index.

 EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN

STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The Executive Officers consist of Mr. Tarrnie Williams, Mr. Jason Williams, and Mr. Henry Bromley ("Executive Officers"). Executive Officers are appointed annually by the board of directors and serve at the pleasure of the Board. Mr. Jason Williams is the son of Mr. Tarrnie Williams the Company's Executive Chairman. There are no other family relationship between any of the Executive Officers and Directors. Memberships on the boards of other public companies are set out above under "Election of Directors - Background of Nominees" in the biographies of each of the nominee Directors, and memberships on the boards of other public companies for each of the Executive Officers who are not Directors are set out below.

Background of Executive Officers

The biography of Mr. Tarrnie Williams and Mr. Jason Williams can be found under "Election of Directors - Background of Nominees".

Henry Bromley - Chief Financial Officer

Mr. Bromley has served as the Chief Financial Officer of the Company since July 2002. From 2011 to 2016, Mr. Bromley was Chief Financial Officer for Roadhouse Holdings Ltd., an online games company. From 2004 to 2015 he was the Chief Financial Officer for CellStop Systems, Inc., a security manufacturing company.  From 2000 to 2001, Mr. Bromley was a director and the Group Financial Officer for Agroceres & Co. Ltd. From 1995 - 1999, he was an employee of Ernst & Young working in South Africa and in the United States of America. Mr. Bromley has in addition worked for CitiBank, Unilever PLC and Gerrard. Mr. Bromley is a Chartered Accountant. Mr. Bromley is a consultant to the Issuer and devotes approximately 25% of his working time to his duties as C.F.O. of the Issuer.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year (the "Named Executive Officers").

		Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Fees	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options /	All Other Compensation
		$	$	$	$	SARs (#)	$
T.M. Williams -	2016	132,000	-	-	-	-	-
Executive	2015	132,000	-	-	-	-	-
Chairman (1)	2014	174,789	-	-	-	-	-
J. M. Williams	2016	171,285	-	-	-	-	-
President and	2015	181,734	-	-	-	-	-
CEO (2)	2014	186,749	-	-	-	-	-
H. W. Bromley	2016	63,655	-	-	-	-	-
(3)	2015	62,719	-	-	-	-	-
	2014	71,601	-	-	-	-	-

(1) All of the compensation paid to the Named Executive Officer is paid to T.M. Williams (Row), Ltd. for the services of Mr. T. M. Williams.  See additional discussion in Employment Arrangements section of Item 11 of this report.

(2) All of the compensation paid to the Named Executive Officer is paid to LVA Media Inc. for the services of Mr. J. M. Williams as CEO of the Company and Jayska Consulting Ltd for the marketing services of Mr. J. M. Williams.  See additional discussion in Employment Arrangements section of Item 11 of this report.

(3)  All of the compensation paid to the Named Executive Officer is paid to Bromley Accounting Services Ltd. for the services of Mr. H. W. Bromley.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,010,000	$0.42	10,931,664
Equity compensation plans not approved by security holders	0	0	0
Total	1,010,000	$0.42	10,931,664

Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans. Executive Directors receive no compensation for their service as Directors, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. Non Executive Directors will receive $500 per meeting, plus reimbursement for reasonable expenses incurred.

The Company may in the future create retirement, pension, profit sharing; insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company entered into a management consulting agreements with the following:

1) T.M. Williams (ROW), Ltd., an Anguilla incorporated company and Mr. T. M. Williams dated August 20, 2001, in connection with the provision of services by Mr. T. M. Williams as Executive Chairman of the Company.  The agreement was amended during the year ended December 31, 2014, to provide for a consultancy payment equal to 2.5% of the monthly social bingo business with a minimum of $11,000 and a maximum of $25,000 per month.

2) Jayska Consulting Ltd., an United Kingdom company and Mr. J. M. Williams dated January 1, 2014, in connection with the provision of services by Mr. J. M. Williams as Chief Executive Officer of Shoal Games Ltd. The Consulting agreement provides for a consultancy payment of GBP Sterling 5,000 per month payable in arrears.

3) LVA Media Inc., an Anguilla incorporated company and Mr. J. M. Williams dated January 1, 2014, for the provision of services of Mr. J. M. Williams as Chief Executive Officer of Shoal Games Ltd. The Consulting agreement provides for a consultancy payment equaling 2.5% of the monthly social bingo business with a minimum of $7,500 and a maximum of $25,000 per month.

Composition of the Compensation Committee

The present Compensation Committee consists of Ms. F. Curtis, Mr. T. M. Williams, and Mr. W. Moore. On behalf of the Board of Directors, the Compensation Committee establishes and monitors the Company's policies for attracting, retaining, developing and motivating senior employees. This includes the review and recommendation to the Board of Directors, for approval, of the remuneration of the Company's senior executive officers, including the Named Executive Officers, based on the recommendation of the Chief Executive Officer.

Report on Executive Compensation

The compensation policies are designed to support the Company's strategic objectives, ensure that incentive programs are designed to motivate senior managers to achieve or exceed corporate objectives and to enhance shareholder value and to ensure that there is reasonable consistency in the application of the compensation policy.

In determining actual compensation levels, the Committee considers the total program, rather than any single element in isolation. Total compensation levels are set to reflect both the marketplace (to ensure competitiveness) and the responsibility of each position (to ensure internal equity).

The Company's executive compensation program has the following objectives:

  to attract, retain and motivate qualified executives;
  to be competitive and is adjusted for realties of the market;
  to provide incentives to executives to maximize productivity and enhance enterprise value by aligning the interests of the executives with those of the shareholders;
  to foster teamwork and entrepreneurial spirit;

Compensation of Directors

Directors of the Company who are not full-time employees of the Company are entitled to receive an attendance fee of $500 per meeting plus expenses. In addition, the Chair of the Audit Committee is entitled to an additional fee of $500 per meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 20, 2017, the outstanding Common Stock of the Company owned of record or beneficially by each Named Executive Officer and Director, and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock and the shareholdings of all Directors and Executive Officers as a group. A person is deemed the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

As of September 20, 2017, there were 62,032,097 shares of the Company's Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Tarrnie Williams Suite 4501 1011 West Cordova Street Vancouver, BC V6C 0B2 Canada	20,099,746	(1)	30.80%

Jason Williams Flat 16 Bridgewater square London, EC2Y 8AG United Kingdom	608,200	(2)	0.93%

Fiona Curtis Ard Na Mara, Box 1127 Anguilla, B.W. I.	150,000	(3)	0.23%

William Moore Clare Hall Clare, Nr Sudbury Suffolk CO10 8PJ United Kingdom	100,000	(4)	0.15%

Henry Bromley 3851 Edgemont Boulevard North Vancouver BC, V7R 2P9 Canada	475,000	(5)	0.73%

All directors and Named Executive Officers as a group (5 persons)	21,432,946		32.84%

Bingo, Inc. P.O. Box 727, Landsome Road The Valley, Anguilla, B.W.I.	3,596,831	(6)	5.51%

Pendinas Ltd. Ballacarrick, Pooilvaaish Road Castletown, IM9 4PJ Isle of Man	27,887,999	(7)	43.73%

(1) Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, and 200,000 share purchase warrants exercisable into one common share of the Company with an exercise price of CAD$0.55 per share for the first six months following closing and CAD$0.65 per share for the period which is 7-12 months following closing and 16,922,281 shares held directly by Mr. T. M. Williams.   Mr. Tarrnie Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of the shares of a private holding company.  If 80% of the shares of common stock beneficially owned by the private holding company are included here, Mr. Tarrnie William's beneficial ownership changes to 2,877,465 shares, representing 32.91% of the Class.

(2) Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, and 100,000 share purchase warrants exercisable into one common share of the Company with an exercise price of CAD$0.55 per share for the first six months following closing and CAD$0.65 per share for the period which is 7-12 months following closing and 408,200 shares held directly by Mr. J. M. Williams.

(3)  Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, and 50,000 shares held directly by Ms. Fiona Curtis.

(4)  Includes 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, and nil shares held directly by Mr. W. Moore.

(5)  Includes, 100,000 options with an exercise price of CAD$0.54 (approximately US$0.42) per share, and 375,000 shares held directly by Mr. Henry Bromley.

(6)  Includes 3,596,831 shares held directly by Bingo, Inc., a private holding company.

(7)  Includes 900,000 share purchase warrants exercisable into one common share of the Company with an exercise price of CAD$0.55 per share for the first six months following closing and CAD$0.65 per share for the period which is 7-12 months following closing and 26,987,999 shares held directly by Pendinas Ltd., a company wholly owned by Mr. Gwynn R. Williams. Mr. Gwynn R. Williams is not related to Mr. Tarrnie Williams nor Mr. Jason Williams.

CHANGES IN CONTROL

There were no changes in control since the last Annual General Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company's officers, directors or beneficial owners of more than ten percent of the Common Stock of the Company filed, in a timely basis, the reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Corporate Governance Disclosure Statement

The Company's Board of Directors has ultimate responsibility to supervise the management of the business and affairs of the Company and its subsidiaries. The Board considers good corporate governance to be central to the effective and efficient operation of the Company and regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard. The Board is satisfied that the Company's governance plan meets and, in many cases, exceeds legal and stock exchange requirements. The Company is required to disclose certain information relating to its corporate governance practices as set out in Schedule "A".  The Board of Directors has adopted a written mandate to formalize its responsibilities, a copy of which is attached to this circular as Appendix "I".

Board Committees

We currently have three committees of our Board of Directors.

  Audit Committee - Committee members - W. Moore*, F. Curtis, T. M. Williams and J. M. Williams.

This committee reviews the financial statements and the financial reporting process of the Company and recommends to the board the approval of the financial statements. This is discussed further in Appendix II.

  Corporate Governance Committee - Committee members - F. Curtis* and J. M. Williams.

This committee reviews the ethics policy of the Company and ensures compliance. It makes recommendations to the board for improvement in Corporate Governance. In addition it will be this committee to whom a whistle blower will report.

  Compensation Committee - Committee members - F. Curtis*, W. Moore and T. M. Williams.

This committee will propose the appointment and remuneration of the Chief Executive Officer including salary, stock options, and bonuses.

* Indicates the Chairman of the Committee.

Board of Directors Meetings

The Company's board of directors met seven times in person or by telephonic conversation during the last fiscal year. All actions were approved by unanimous consent. The Executive Officers of the Company met on a regular weekly basis throughout the fiscal year.

Report of the Audit Committee

The Audit Committee has met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm. The Audit Committee discussed with the Company's independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61. (Communications with Audit Committees)

The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), relating to their independence, and the Audit Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

Based on the Audit Committee's discussion with management and the Company's independent registered public accounting firm and its review of the representation of management and the report of such independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

W. Moore, F. Curtis, J. M. Williams and T. M. Williams, members of the Audit Committee

Involvement in Certain Legal Proceedings

To the best knowledge of the Executive Officers and Directors of the Company, neither the Company nor any of its Executive Officers, Directors or nominees are parties to any legal proceeding or litigation. Further, the Executive Officers and Directors know of no threatened or contemplated legal proceedings or litigation. None of the Executive Officers and Directors has been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Executive Officers and Directors, no investigations of felonies, malfeasance in office or securities investigations are either pending or threatened at the present time.

OTHER MATTERS

Transfer Agent

Computershare Investor Services Ltd. located at 3rd Floor, 510 Burrard Street, Vancouver, BC, V6C 3B9, Canada, is the transfer agent for the Company's shares of Common Stock.

Voting

A Shareholder may vote their shares via telephone by calling: 1-866-732-VOTE (8683) Toll Free. If a Shareholder would like to fax their voted proxy they may fax to: 1-866-249-7775 (within Canada & the United States) or 416-263-9524 (International)

Stockholder Proposals

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company at its principal executive offices by February 28, 2018, in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

Additional Information

Each shareholder has received the Company's Annual Report on Form 10-K containing the Company's audited financial statements for the fiscal year ended December 31, 2016, including the report of its independent chartered accountants with this proxy statement. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company's 2016 Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, Hansa Bank Building, Ground Floor, Landsome Road, The Valley, AI 2640, The Valley, Anguilla, British West Indies, Attention: J. M. Williams, President.

Alternatively the Company's Form 10-K is available on the Company's website at http://investor.shoalgames.com.

Action on Other Matters

The board of directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Annual Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

SHOAL GAMES LTD.

By Order of the Board of Directors

/s/ "J.M. Williams" ---------------------------------------- J.M. Williams Chief Executive Officer

Anguilla, British West Indies

September 20, 2017

SCHEDULE "A"

SHOAL GAMES LTD.

Disclosure of Corporate Governance Practices

DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES

1. Board of Directors

Disclose the identity of the directors who are independent.

Of the four proposed members of the Board of Directors, two members are considered by the Board to be independent Directors. In reaching this conclusion, the Board of Directors took the view that W. Moore and F. Curtis are independent directors.

Disclose the identity of directors who are not independent, and describe the basis for that determination.

T. M. Williams, the Executive Chairman of the Company, and J. M. Williams, The CEO and President, are members of management and, accordingly, are not considered to be independent of the Company.

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction of Canada or a foreign jurisdiction, identify both the director and the other issuer.

There is no director who is a director of any other issuer.

2. Board Mandate

Disclose the text of the board's written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board of Directors is responsible for supervising the management of the business and affairs of the Company and to act with a view to the best interests of the Company. The Board of Directors has adopted a written mandate to formalize its oversight responsibilities, a copy of which is attached to this circular as Appendix "I". The Board of Directors' mandate is fulfilled in part through its standing Audit Committee, Corporate Governance and Compensation Committee. The Board discharges its responsibilities directly and indirectly through these three standing committees, and acts with a view to the best interests of the Company and its shareholders with the primary objective of creating value for its shareholders commensurate with a recognition of the Company's obligations to its other stakeholders including its licensors and employees.

At no less than quarterly meetings, the members of the Board (i) review and discuss operational, financial and other reports which they have received in advance of the meeting; (ii) receive reports from the Chief Executive Officer; (iii) discuss issues and developments relating to current Company business; (iv) receive and discuss reports from the committees of the Board; and (v) approve and make such recommendations as are appropriate and required. In addition, at least once a year the Board reviews the annual business plan of the Company.

All major decisions involving material contracts, acquisitions, divestitures, significant capital expenditures, investments and strategic alliances are subject to approval by the Board. As well, any decisions concerning the Company's capital, the issue, appointments to Board committees and the approval of all continuous and public disclosure documents are made by the Board.

In fulfilling its mandate, the Board of Directors, directly or through one of its committees, is responsible for the following:

  The adoption of a strategic planning process for the Company;
  The identification of the principal risks of the Company's business and ensuring the implementation of appropriate systems and management of these risks by undertaking thorough reviews of operations, sales, marketing reports, Audit Committee reports and findings of the Company's external auditors to identify the principal risks to the Company's business;
  Succession planning for the Company including the appointment, training and monitoring of senior management; and
  The integrity of the Company's internal control and management information systems.

3. Position Descriptions

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly described how the board delineates the role and responsibilities of each such position.

Pursuant to the Board's written mandate, the Board is responsible for developing position descriptions for the Chair of the Board and the chair of each Board committee:

-         Chairman of the Board

The Chairman of the Board is responsible for overseeing the performance by the Board of its duties, for communicating periodically with Committee chairs regarding the activities of their respective Committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for overseeing the management of the Company's business.

-         Chairman of the Audit Committee

The Chairman of the Audit Committee is responsible for overseeing the performance by the Audit Committee of its duties, for assessing the effectiveness of the Audit Committee and individual committee members and for reporting periodically to the Board.

-         Chairman of the Corporate Governance

The Chairman of the Corporate Governance Committee is responsible for overseeing the performance by the Corporate Governance Committee of its duties, for assessing the effectiveness of the Corporate Governance Committee and individual committee members and for reporting periodically to the Board.

-         Chairman of the Compensation Committee

The Chairman of the Compensation Committee is responsible for overseeing the performance by the Compensation Committee of its duties, for assessing the effectiveness of the Compensation Committee and individual committee members and for reporting periodically to the Board.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the roles and responsibilities of the CEO.

The Company's Chief Executive Officer is the principal officer of the Company and is charged with the responsibility for managing the strategic and operational agenda of the Company and for the execution of the directives and policies of the Board of Directors. The roles and responsibilities of the Chief Executive Officer include, among other things:

  developing, together with the Board of Directors, the Company's strategic direction;
  directing the overall business operations of the Company;
  ensuring that the Board of Directors is kept appropriately informed of the overall business operations of the Company and major issues facing the Company;
  having responsibility for the day-to-day operations of the Company, including the annual planning process, capital management, financial management, acquisitions, divestitures, etc., all of which must be accomplished within the strategic framework of the Company established by the Board of Directors;
  representing the Company to its major shareholders, including investment and financial communities, governments, customers and the public;
  bringing the following material decisions to the Board of Directors for their review and approval: (i) disposition of assets other than in the ordinary and normal course of business; (ii) acquisition of assets or the assumption of any commitment, obligation or liability other than in the ordinary and normal course of business; (iii) issuance or sale of securities of the Company; (iv) redemption or repurchase of securities of the Company; (v) declaration or payment of a dividend or other distribution in respect of any securities of the Company; (vi) any transaction, contract, agreement, undertaking or arrangement with a person with whom the Company does not act at arm's length; and (vii) any other transaction, contract, agreement, undertaking, commitment or arrangement, not in the ordinary and normal course of business which is or would be material in relation to the Company; and
  presenting to the Board of Directors any material business issues resulting from communications with shareholders.

4. Orientation and Continuing Education

Briefly describe what measures the board takes to orient new directors regarding

i.                     The role of the board, its committees and its directors; and

ii.                   The nature and operation of the issuer's business.

No formal orientation program has been developed by the Board. However, new directors have the opportunity to meet with and participate in work sessions with senior management to obtain insight into the operations of the Company. It is expected that new directors will generally have been executives with extensive business or other senior level experience and have directorship responsibilities on other public and private company boards and institutions. Orientation for these individuals is provided through a review of past Board of Director materials and other private and public documents concerning the Company. Given the level of experience of those joining the Board and the relatively short history of the Company, a formal orientation and education program has not been viewed as necessary.

Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company has no formal policy of providing professional development courses to Board members, though educational sessions are occasionally presented to the Board by the Company's outside advisors. Board members are experienced business people with in-depth knowledge of the industry in which the Company operates. The Company will engage consultants on an as-needed basis to make presentations to the Board on matters relevant to the Company.

5. Ethical Business Conduct

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code disclose how a person or company may obtain a copy of the code;

On December 21, 2006, the Board adopted a new Code of Business Conduct and Ethics (the "Code"), which applies to the Company's directors, officers and employees. The Code was adopted to further strengthen the Company's internal compliance program. The Code addresses among other things, honesty and integrity, fair dealing, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and administration of the code. The code is available at the

Company's website at http://investor.shoalgames.com in the Corporate section under Corporate Governance. A copy of our Code of Ethics is available upon request at no charge to any shareholder.

Describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;

The Board is ultimately responsible for the implementation and administration of the Code of Business Conduct and Ethics and, given the nature and size of the Company, the Board is of the view that it can effectively monitor the day-to-day implementation and administration of the Code.

Provide a cross-reference to any material change report filed since the beginning of the issuer's most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

There are no such reports.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.

A director or officer of the Company must declare the nature of any interest that he or she has in a material contract, whether made or proposed, with the Company. Following such a declaration, Board members will abstain from voting on any resolution in which they may have a potential conflict of interest.

Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board monitors management on a regular basis. The Company is dedicated to the maintenance of good corporate governance and ethical business conduct. In particular, the Board takes special efforts, and engages outside counsel where necessary, to ensure that all legal and stock exchange requirements are addressed in a timely and effective manner. The Board is responsible for ensuring the independent functioning of the Board and ensuring the integrity of the Company's internal control and management function.

6. Compensation

Describe the process by which the board determines the compensation for the issuer's directors and officers.

The Compensation Committee recommends compensation policies to the Board and sets the compensation of the Chief Executive Officer of the Company. The Committee's guiding philosophy is to establish executive compensation based on corporate performance.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The mandate of the Compensation Committee is to establish and monitor the Company's policies for attracting, retaining, developing and motivating senior employees. The compensation policies are designed to support the Company's strategic objectives, ensure that incentive programs are designed to motivate senior managers to achieve or exceed corporate objectives and to enhance shareholder value and to ensure that there is reasonable consistency in the application of the compensation policies. The Company's responsibilities include reviewing annually the performance of the Chief Executive Officer (or more frequently if deemed necessary by the Compensation Committee), setting the Chief Executive Officer's compensation and, in consultation with the Chief Executive Officer, establishing his personal objectives, reviewing the performance and approving the compensation of executive officers of the Company on the recommendation of the Chief Executive Officer, establishing incentive compensation programs and monitoring their effectiveness and developing and documenting the compensation policy and philosophy of the Company for approval by the Board of Directors.

If a compensation consultant or advisor has, at any time since the beginning of the issuer's most recently completed financial year, been retained to assist in determining compensation for any of the issuer's directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the Issuer, state that fact and briefly describe the nature of the work.

Not Applicable.

Other Board Committees

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board's three standing committees are the Audit Committee, the Corporate Governance Committee, and the Compensation Committee. The Audit Committee has a written mandate, a copy of which is attached hereto as Appendix II.

7. Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe dhow the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Board of Directors as a whole annually reviews and assesses its effectiveness and the effectiveness of the Board committees. In addition, the Corporate Governance and Nominating Committee meet separately to assess the effectiveness of the Board and its committees.

APPENDIX "I"

SHOAL GAMES LTD.

Mandate of the Board of Directors

Introduction

The term "Company" herein shall refer to Shoal Games Ltd. And the term "Board" shall refer to the board of directors of the Company. The Board is elected by the shareholders and is responsible for the stewardship of the business and affairs of the Company. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Company's strategic planning and organizational structure and supervising management to oversee that the foregoing enhance and preserve the underlying value of the Company.

Although directors may be elected by the shareholders to bring special expertise or a point of view to Board deliberations, they are not chosen to represent a particular constituency. The best interests of the Company as a whole must be paramount at all times.

Duties of Directors

The Board discharges its responsibility for overseeing the management of the Company's business and delegates responsibility to the Company's senior officers for day-to-day management of the Company. The Board discharges its responsibilities, including those listed below, either directly or through one of its committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature. In addition to the Board's primary roles of overseeing corporate performance and providing quality, depth and continuity of management to meet the Company's strategic objectives, principal duties include, but are not limited to, the following categories:

Appointment of Management

1. The Board has the responsibility for approving the appointment of Chief Executive Officer ("CEO"), the President of the Company, and all other senior management, and approving their compensation, following a review of the recommendations of the Corporate Governance Committee and the Compensation Committee. To the extent feasible, the Board shall satisfy itself as to the integrity of the executive officers and that the executive officers create a culture of integrity throughout the Company.

2. The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits and material transactions outside the ordinary course of business are reviewed by and subject to the prior approval of the Board.

3. The Board oversees that succession planning programs are in place, including programs to appoint, train, develop and monitor management.

Board Organization

4. The Board will respond to recommendations received from the Audit Committee, the Corporate Governance Committee and the Compensation Committee, but retains the responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chair of the Board, candidates nominated for election to the Board, committee and committee chair appointments, committee charters and director compensation.

5. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

Strategic Planning

6. The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the business and its objectives and goals.

7. The Board is responsible for adopting a strategic planning process and approving and reviewing, on at least an annual basis, the business, financial and strategic plans by which it is proposed that the Company may reach those goals, and such strategic plans will take into account, among other things, the opportunities and risk of the business.

8. The Board has the responsibility to provide input to management on emerging trends and issues and on strategic plans, objectives and goals that management develops.

Monitoring of Financial Performance and Other Financial Reporting Matters

9. The Board is responsible for enhancing congruence between shareholder expectations, corporate plans and management performance.

10. The Board is responsible for:

(a) adopting processes for monitoring the Company's progress toward its strategic and operational goals, and to revise and alter its direction to management in light of changing circumstances affecting the Company; and

(b) taking action when Company performance falls short of its goals or other special circumstances warrant.

11. The Board shall be responsible for approving the audited financial statements, interim financial statements and the notes and Management's Discussion and Analysis accompanying such financial statements.

12. The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Company's governing statute, including the payment of dividends, issuance, purchase and redemptions of securities, acquisitions and dispositions of material capital assets and material capital expenditures.

Risk Management

13. The Board has responsibility for the identification of the principal risks of the Company's business and ensuring the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Company and achieving a proper balance between the risks incurred and the potential return to the Company's shareholders.

14. The Board is responsible for the Company's internal control and management information systems.

Policies and Procedures

15. The Board is responsible for:

(a) developing the Company's approach to corporate governance, including developing a set of corporate governance guidelines for the Company and approving and monitoring compliance with all significant policies and procedures related to corporate governance; and

(b) approving policies and procedures designed to ensure that the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards.

16. The Board enforces its policy respecting confidential treatment of the Company's proprietary information and Board deliberations.

Communications and Reporting

17. The Board is responsible for:

(a) overseeing the accurate reporting of the financial performance of the Company to shareholders, other security holders and regulators on a timely and regular basis;

(b) overseeing that the financial results are reported fairly and in accordance with generally accepted accounting standards and related legal disclosure requirements;

(c) taking steps to enhance the timely disclosure of any other developments that have a significant and material impact on the Company;

(d) reporting annually to shareholders on its stewardship for the preceding year; and

(e) overseeing the Company's implementation of systems which accommodate feedback from stakeholders.

Position Descriptions

18. The Board is responsible for:

(a) developing position descriptions for the Chair of the Board, the chair of each Board committee and the CEO (which will include delineating management's responsibilities);

(b) approving the corporate goals and objectives that the CEO is responsible for meeting; and

(c) developing a description of the expectations and responsibilities of directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials.

Orientation and Continuing Education

19. The Board is responsible for:

(a) ensuring that all new directors receive a comprehensive orientation, that they fully understand the role of the Board and its committees, as well as the contribution individual directors are expected to make (including the commitment of time and resources that the Company expects from its directors) and that they understand the nature and operation of the Company's business; and

(b) providing continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure that their knowledge and understanding of the Company's business remains current.

Nomination of Directors

20. In connection with the nomination or appointment of individuals as directors, the Board is responsible for:

(a) considering what competencies and skills the Board, as a whole, should possess;

(b) assessing what competencies and skills each existing director possesses; and

(c) considering the appropriate size of the Board, with a view to facilitating effective decision making.

In carrying out each of these responsibilities, the Board will consider the advice and input of the Corporate Governance Committee.

Board Evaluation

21. The Board is responsible for ensuring that the Board, its committees and each individual director are regularly assessed regarding his, her or its effectiveness and contribution. An assessment will consider, in the case of the Board or a Board committee, its mandate or charter and in the case of an individual director, any applicable position description, as well as the competencies and skills each individual director is expected to bring to the Board.

Annual Review

The Chairman of the Board together with the lead director, if any, shall be responsible for overseeing the performance by the Board of its duties, for communicating periodically with the Committee chairs regarding the activities of their respective Committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for overseeing the management of the Company's business.

APPENDIX "II"

SHOAL GAMES LTD.

Mandate of the Audit Committee

1. General

The board of directors (the "Board") of Shoal Games Ltd. (the "Company") has delegated the responsibilities, authorities and duties described below to the audit committee (the "Audit Committee"). For the purpose of these terms of reference, the term "Company" shall include the Company and its subsidiaries.

The Audit Committee shall be directly responsible for overseeing the accounting and financial reporting processes of the Company, the fraud programs and controls, and audits of the financial statements of the Company. The Audit Committee shall also be directly responsible for the appointment, compensation, and oversight of the work of any registered external auditor employed by the Company (including resolution of disagreements between management of the Company and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In so doing, the Audit Committee will comply with all applicable Securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.

2. Members

The Audit Committee shall be composed of a minimum of three members. Members of the Audit Committee shall be appointed by the Board. Each member shall serve until such member's successor is appointed, unless that member resigns or is removed by the Board or otherwise ceases to be a director of the Company. The Board shall fill any vacancy if the membership of the Committee is less than three directors. The Chair of the Committee may be designated by the Board or, if it does not do so, the members of the Committee may elect a Chair by vote of a majority of the full Committee membership.

All members of the Audit Committee must satisfy the independence, financial literacy and experience requirements of applicable Securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules. In particular:

(a) each member shall be "independent" and "financially literate" or "financially sophisticated".

(b) at least one member must be an "audit committee financial expert" within the meaning of that term under the United States Securities Exchange Act of 1934, as amended, and the rules adopted by the United States Securities and Exchange Commission thereunder.

3. Meetings

The Audit Committee shall meet at least quarterly at such times and at such locations as the Chair of the Audit Committee shall determine, provided that meetings shall be scheduled so as to permit the timely review of the Company's quarterly and annual financial statements and related management discussion and analysis. The external auditor or any two members of the Audit Committee may also request a meeting of the Audit Committee.

The Chair of the Audit Committee shall hold in camera sessions of the Audit Committee, without management present, at every meeting.

The Audit Committee shall submit the minutes of all meetings to the Board, and when requested to, shall discuss the matters discussed at each Audit Committee meeting with the Board.

4. Committee Charter

The Audit Committee shall have a written charter that sets out its mandate and responsibilities and the Audit Committee shall review and reassess the adequacy of such charter at least annually or otherwise, as it deems appropriate, and propose recommended changes to the Board.

5. Duties of the Audit Committee:

The Audit Committee shall have the following duties:

Financial Information and Reporting

1. The Audit Committee shall review with management and the external auditor, and recommend to the Board for approval, the annual and interim financial statements of the Company and related financial reporting, including management's discussion and analysis and earnings press releases.

2. The Audit Committee shall review with management and the external auditor, and recommend to the Board for approval, any financial statements of the Company which have not previously been approved by the Board and which are to be included in a prospectus or other public disclosure document of the Company.

3. The Audit Committee shall consider and be satisfied that adequate policies and procedures are in place for the review of the Company's disclosure of financial information extracted or derived from the Company's financial statements (other than disclosure referred to in clause (a)(i) above), and periodically assess the adequacy of such procedures.

Page II-1

Internal Controls

4. The Audit Committee shall review, as appropriate, the Company's internal system of audit controls and the results of internal audits.

5. The Audit Committee shall establish procedures for the receipt, retention and treatment of any complaint regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

6. The Audit Committee shall oversee the assessment of fraud risk performed by management.

External Auditors

7. The Audit Committee shall be directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.

8. The external auditor shall report directly to the Audit Committee and the Audit Committee should have a clear understanding with the external auditor that such external auditor must maintain an open and transparent relationship with the Audit Committee, and that the ultimate accountability of the external auditor is to the shareholders of the Company.

9. The Audit Committee shall recommend to the Board the external auditor to be nominated for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company; and the compensation of the external auditor.

10. The Audit Committee will ensure the rotation of partners on the audit engagement team of the external auditor in accordance with applicable law.

11. The Audit Committee shall meet with the external auditor, as the Audit Committee may deem appropriate, to consider any matter which the Audit Committee or external auditor believes should be brought to the attention of the Board or the shareholders of the Company.

12. The Audit Committee shall meet with the external auditor, as the Audit Committee may deem appropriate to review and discuss a report from the external auditor at least quarterly regarding:

(a) All critical accounting policies and practices to be used

(b) The potential for fraud

(c) All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor, and

(d) Other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences.

Pre Approval of Non-Audit Services

13. The Audit Committee shall pre-approve all non-audit services to be provided to the Company or its subsidiary entities by the Company's external auditor.

Complaints procedure

14. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15. The Audit Committee shall review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company.

Reporting

16. The Audit Committee shall report regularly to the Board about any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the external auditor, or the internal audit function.

6. Authority to engage independent counsel and advisors

The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties, to set and pay the compensation for any advisors employed by the audit committee, and to communicate directly with the internal and external auditors.

The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of compensation (a) to the external auditors employed by the issuer for the purpose of rendering or issuing an audit report, and (b) to any advisers employed by the Audit Committee.

Page II-2

SCHEDULE B

SHOAL GAMES LTD.

Hansa Bank Building, Ground Floor

Landsome Road, The Valley

AI 2640, Anguilla, BWI

Telephone  264 461-2646

Fax:  1 264-498-3805

 2015

STOCK OPTION PLAN

SCHEDULE B - PAGE 1

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

"Administrator" means such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

"Award Date" means the date on which the Board grants and announces a particular Option;

"Board" means the Board of Directors of the Company;

"Company" means Shoal Games Ltd. and any subsidiary thereof, (within the meaning of the Securities Act), as the context may apply;

"Consultant" means an individual (or a company wholly owned by the individual) who (i) provides ongoing consulting, technical, management or other services to the Company (excluding services provided in relation to a distribution of the Company's securities); (ii) possesses technical, business or management expertise of value to the Company; (iii) provides the services under a written contract with the Company; (iv) spends a significant amount of time and attention to the business and affairs of the Company; and (v) has a relationship with the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

"Director" means a director, senior officer and Management Company Employee of the Company;

"Employee" means (i) an individual considered an employee under the Income Tax Act, Canada (i.e. for whom income tax and other deductions are made by the Company); (ii) an individual who works full-time for the Company providing services normally provided by an employee of the Company but for whom income tax and other deductions are not made by the Company; and (iii) an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week, but for whom income tax and other deductions are not made by the Company;

"Exchange" means the TSX Venture Exchange;

"Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder;

"Exercise Period" means the period during which a particular Option may be exercised, being the period from and including the Award Date through to and including the Expiry Date;

"Exercise Price" means the price at which an Option may be exercised as determined in accordance with section 3.6;

"Expiry Date" means the date determined in accordance with section 3.3 and after which a particular Option cannot be exercised;

"Insider" means a Director, a director or senior officer of a company that is an Insider or subsidiary of the Company, or a person that beneficially owns or controls, directly or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company;

"Investor Relations Activities" has the meaning ascribed thereto in the Exchange's corporate finance manual;

"Management Company Employee" means an individual employed by a company providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person engaged in Investor Relations Activities;

"Option" means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

"Option Certificate" means the certificate, substantially in the form set out as Schedule "A" hereto, evidencing an Option;

SCHEDULE B - PAGE 2

"Option Holder" means a current or former Director, Employee or Consultant who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

"Personal Representative" means (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

"Plan" means the Company's stock option plan as embodied herein and as from time to time amended;

"Securities Act" means the Securities Act (British Columbia); and

"Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2       CHOICE OF LAW

The Plan is established under, and the provisions of the Plan shall be interpreted and construed solely in accordance with, the laws of the Province of British Columbia.

1.3       HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE II

PURPOSE AND PARTICIPATION

2.1       PURPOSE

The purpose of the Plan is to provide the Company with a Share-related mechanism to attract, retain and motivate Directors, Employees and Consultants, to reward such of those persons by the grant of options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such persons to acquire Shares as long term investments.

2.2       PARTICIPATION

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded.  If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to section 3.2, determine the number of Shares to be acquired on the exercise of such Option.  If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)        the person's remuneration as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)        the length of time that the person has provided services to the Company; and

(c)        the nature and quality of work performed by the person.

2.3       NOTIFICATION OF AWARD

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4       COPY OF PLAN

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of this Plan.  A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

SCHEDULE B - PAGE 3

2.5       LIMITATION

This Plan does not give any Option Holder who is a Director the right to serve or continue to serve as a Director, nor does it give any Option Holder who is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE III

TERMS AND CONDITIONS OF OPTIONS

3.1       BOARD TO ALLOT SHARES

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2       NUMBER OF SHARES

The maximum number of Shares issuable under the Plan shall not exceed 10% of the number of Shares of the Company issued and outstanding as of each Award Date, inclusive of all Shares presently reserved for issuance pursuant to previously granted stock options, unless shareholder approval is obtained in advance in accordance with section 6.5 hereof.

Options that have been cancelled or that have expired without being exercised in full shall continue to be issuable under the Plan.  Subject to the provisions of section 6.5, Options that have been exercised will reduce the total number of Options available to be granted hereunder.

3.3       TERM OF OPTION

Subject to section 3.5, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the tenth anniversary of the Award Date of the Option, or such other maximum amount of time as may be allowable under the policies of the Exchange.

3.4       LIMITATIONS AND REQUIREMENTS

The total number of Options awarded to any one individual in any twelve month period shall not exceed 5% of the issued and outstanding Shares of the Company at the Award Date (unless the Company has obtained disinterested shareholder approval).

The total number of Options awarded to any one Consultant for the Company shall not exceed 2% of the issued and outstanding Shares of the Company at the Award Date without consent being obtained from the Exchange.

The total number of Options awarded to all persons employed by the Company who perform Investor Relations Activities for the Company shall not exceed 2% of the issued and outstanding Shares of the Company, in any twelve month period, calculated at the Award Date without consent being obtained from the Exchange.

The Company shall issue a press release at the time of grant for all Options issued to Insiders of the Company and investor relations service providers.

All Options granted to Insiders of the Company or granted at any discount to the market price of the Company's shares will be subject to a four month hold period which commences on the date that the Options are granted.

3.5       TERMINATION OF OPTION

An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix limits, vesting requirements or restrictions in respect of which an Option Holder may exercise part of any Option held by him.  Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. (Vancouver time) on the Expiry Date.  The Expiry Date of an Option shall be the earlier of the date so fixed by the Board on the Award Date referred to in section 3.3 above, and the date established, if applicable, in subsections (a) to (c) below.

(a)        Death

In the event that the Option Holder should die while he or she is still (i) a Director or Employee, (other than an Employee performing Investor Relations Activities) the Expiry Date shall be 12 months from the

SCHEDULE B - PAGE 4

date of death of the Option Holder; or (ii) a Consultant, or an Employee performing Investor Relations Activities, the Expiry Date shall be one month from the date of death of the Option Holder.

(b)        Ceasing to Hold Office

Unless otherwise determined by the Board of Directors in writing, in the event that the Option Holder holds his or her Option as Director and such Option Holder ceases to be a Director of the Company other than by reason of death, the Expiry Date of the Option shall be the 90th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder continues to be engaged by the Company as an Employee or Consultant, in which case the Expiry Date shall remain unchanged.  However, if the Option Holder ceases to be a Director of the Company as a result of:

(i)        ceasing to meet the qualifications set forth in s.114 of the Business Corporations Act (British Columbia) or section 40 of the International Business Companies Act of Anguilla; or

(ii)        a special resolution having been passed by the members of the Company pursuant to the Company's bylaws,

then the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)        Ceasing to be Employed

Unless otherwise determined by the Board of Directors in writing, in the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company (other than an Employee or Consultant performing Investor Relations Activities) and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be such as a result of:

(i)                  termination for cause; or

(ii)                an order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

(d)        Ceasing to Perform Investor Relations Activities

 Notwithstanding the paragraph (c) immediately above, and unless otherwise determined by the Board of Directors in writing, in the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company who provides Investor Relations Activities on behalf of the Company, and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.6       EXERCISE PRICE

The Exercise Price shall be that price per Share, as determined by the Board in its sole discretion, and announced as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, provided that it shall not be less than the closing price of the Company's Shares traded through the facilities of the Exchange (or, if the Shares are no longer listed for trading on the Exchange, then such other exchange or quotation system on which the Shares are listed or quoted for trading) on the day preceding the Award Date, less any discount permitted by the Exchange, or such other price as may be required or permitted by the Exchange.

3.7       ASSIGNMENT OF OPTIONS

Options may not be assigned or transferred, and all Option Certificates will be so legended, provided however that the Personal Representatives of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period.

SCHEDULE B - PAGE 5

3.8       PAYROLL WITHHOLDING

If the Company is required under the Income Tax Act (Canada) or any other applicable law to make source deductions in respect of employee stock option benefits and to remit to the applicable governmental authority an amount on account of tax on the value of the taxable benefit associated with the issuance of Common Shares on exercise of Options, then the Option Holder shall:

(a)       pay to the Company, in addition to the exercise price for the Options, sufficient cash as is reasonably determined by the Company to be the amount necessary to permit the required tax remittance;

(b)      authorize the Company, on behalf of the Option Holder, to sell in the market on such terms and at such time or times as the Company determines a portion of the Common Shares being issued upon exercise of the Options to realize cash proceeds to be used to satisfy the required tax remittance; or

(c)       make other arrangements acceptable to the Company to fund the required tax remittance.

3.9       ADJUSTMENTS

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the "Event"), the Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate.  No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.  Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Options unless such amount of Shares represents the balance left to be exercised under the Options.

3.10     EXERCISE RESTRICTIONS

The Board may, at the time an Option is awarded or upon renegotiation of the same, attach restrictions relating to the exercise of the Option, including vesting provisions.  Any such restrictions shall be recorded on the applicable Option Certificate.

Notwithstanding the above, Options issued to Consultants performing Investor Relations Activities must vest in stages over at least twelve months with not more than one-quarter of the Options vesting in any three month period.

3.11     REPRESENTATIONS

For Options granted to Employees, Consultants or Management Company Employees, both the Company and the Option Holder will represent that the Option Holder is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

ARTICLE IV

EXERCISE OF OPTION

4.1       EXERCISE OF OPTION

An Option may be exercised only by the Option Holder or his Personal Representative.  An Option Holder or his Personal Representative may exercise an Option in whole or in part, subject to any applicable exercise restrictions, at any time or from time to time during the Exercise Period up to 5:00 p.m. (Vancouver time) on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

SCHEDULE B - PAGE 6

4.2       ISSUE OF SHARE CERTIFICATES

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased.  If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of the Shares available under the Option.

4.3       CONDITION OF ISSUE

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed.  The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully cooperate with the Company in complying with such laws, rules and regulations.

4.4       MONITORING OF TRADES

An Option Holder who performs Investor Relations Activities shall provide written notice to the Board of each of his trades of securities of the Company, within five business days of each trade.

ARTICLE V

ADMINISTRATION

5.1       ADMINISTRATION

The Plan shall be administered by the Board, or an Administrator on the instructions of the Board or such committee of the Board formed in respect of matters relating to the Plan.  The Board or such committee may make, amend and repeal at any time and from time to time such regulations not inconsistent with this Plan as it may deem necessary or advisable for the proper administration and operation of this Plan and such regulations shall form part of this Plan.  The Board may delegate to the Administrator or any Director, Employee or officer of the Company such administrative duties and powers as it may see fit.

5.2       INTERPRETATION

The interpretation by the Board or its authorized committee of any of the provisions of this Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder.  No member of the Board or any person acting pursuant to authority delegated by the Board hereunder shall be liable for any action or determination in connection with this Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE VI

APPROVALS, AMENDMENTS AND TERMINATION

6.1       APPROVALS REQUIRED FOR PLAN

Prior to its implementation by the Company, this Plan is subject to the receipt of approval by the shareholders of the Company at a general meeting and approval of the Exchange.

6.2       PROSPECTIVE AMENDMENT

Subject to applicable regulatory approval, the Board may from time to time amend this Plan and the terms and conditions of any Option thereafter to be awarded and, without limiting the generality of the foregoing, may make such amendments for the purpose of meeting any changes in any relevant law, Exchange policy, rule or regulation applicable to this Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, rules and regulations, provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

SCHEDULE B - PAGE 7

6.3       RETROACTIVE AMENDMENT

Subject to applicable regulatory approval, the Board may from time to time retroactively amend this Plan and may also, with the consent of the affected Option Holders, retroactively amend the terms and conditions of any Options which have been previously awarded.

6.4       EXCHANGE APPROVAL

With the consent of affected Option Holders, the Board may amend the terms of any outstanding Option so as to reduce the number of optioned Shares, increase the Exercise Price, or cancel an Option without Exchange approval.  Any other amendment will be subject to receiving prior Exchange approval.

6.5       SHAREHOLDER APPROVAL

This Plan must be approved by the Company's shareholders annually, at a duly called meeting of the shareholders.  Disinterested shareholder approval (as defined in Exchange policy) will be required for: (i) any reduction in the exercise price of Options granted to Insiders, if the Option Holder is an Insider of the Company at the time of the proposed amendment; and (ii) the situations where the Plan, together with all other outstanding options, could result at any time in:

(a)      the number of shares reserved for issuance under stock options granted to Insiders exceeding 10% of the Company's issued Shares;

(b)      the grant to Insiders, within a 12 month period, of a number of options exceeding 10% of the Company's issued Shares;

(c)      the issuance to any one Option Holder, within a 12 month period, of a number of Shares exceeding 5% of the Company's Shares, or

(d)      such other maximum amounts as may allowable under the policies of the Exchange.

6.6       TERMINATION

The Board may terminate this Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Company, such Options and such Option Holders shall continue to be governed by the provisions of this Plan.

6.7       AGREEMENT

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of this Plan.

END OF DOCUMENT

SCHEDULE B - PAGE 8

Schedule A

SHOAL GAMES LTD.

STOCK OPTION PLAN

Option Certificate

This certificate is issued pursuant to the provisions of the Shoal Games Ltd. (the "Company") Stock Option Plan (the "Plan") and evidences that (Name of Optionee) ____________________________________ ____________________ is the holder of an option (the "Option") to purchase up to _________________ (Number of Shares) common shares (the "Shares") in the capital stock of the Company at a purchase price of $_________ per Share.  Subject to the provisions of the Plan:

(a)           the Award Date of this Option is ______________________________ (insert date of grant); and

(b)           the Expiry Date of this Option is ______________________________ (insert date of expiry).

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 p.m. (Vancouver time) on the Expiry Date, by delivering to the Company an Exercise Notice, in the form provided in the Plan, together with this certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

IMPORTANT INFORMATION REGARDING

INCOME TAX WITHHOLDING REQUIREMENTS

The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Optioned Shares for which the Option shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

This certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan.  This certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.  Resale of the Shares acquired upon exercise of the Options is restricted until ____________________, 20___.

By countersigning this Option Certificate:

(a)           the Option Holder acknowledges that the Option Holder has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Certificate;

(b)           The undersigned hereby consents to:

(i)        the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6A of the policies of the Exchange attached hereto) pursuant to this Form; and

(ii)        the collection, use and disclosure of Personal Information by the Exchange for the purposes described in the attached Appendix 6A or as otherwise identified by the Exchange, from time to time.

IN WITNESS WHEREOF the parties hereto have executed this Option Certificate as of the _____ day of ______________, 20____.

Name, Option Holder	u Per: Authorized Signatory

Schedule B

EXERCISE NOTICE

 To:      The Administrator, Stock Option Plan
Shoal Games Ltd. (the "Company")

The undersigned hereby irrevocably gives notice, pursuant to the Company's Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)     all of the Shares; or

(b)     ________________________ of the Shares, which are the subject of the Option Certificate attached hereto.

Calculation of total Exercise Price:

(i)            number of Shares to be acquired on exercise:                                 _________________ Shares

(ii)           multiplied by the Exercise Price per Share:                                       $___________

TOTAL EXERCISE PRICE, enclosed herewith:                                            $___________

The undersigned tenders herewith a certified cheque or bank draft in an amount equal to the total Exercise Price of the aforesaid Shares, as calculated above, and directs the Company to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

_____________________________________________

_____________________________________________

_____________________________________________

DATED the ______ day of _____________________, 20___.

Signature of Option Holder

Name of Option Holder (please print)